Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Twelve Months Ended December 31, 2022

                                                        Full-Year 2023 Guidance

●	Forecasted revenue for 2023 of approximately $900 million, an increase of 39.0% compared to full-year 2022 revenue of $647.7 million
●	Forecasted 2023 vessel operating margin of approximately 50.0%, an increase of 11.9 percentage points compared to full-year 2022 vessel operating margin of 38.1%

                                                         Full-Year 2022 Highlights

●	Revenue of $647.7 million, an increase of 74.6% compared to full-year 2021 revenue of $371.0 million
●	Vessel operating margin of 38.1%, an increase of 10.5 percentage points compared to full-year 2021 vessel operating margin of 27.6%
●	Operating income of $26.7 million, an increase of 128.1% compared to full-year 2021 operating loss of $95.0 million
●	Adjusted EBITDA of $166.7 million, an increase of 380.3% compared to full-year 2021 adjusted EBITDA of $34.7 million

                                                        Fourth Quarter 2022 Highlights

●	Adjusted EBITDA of $51.2 million
●	Free cash flow of $53.3 million
●	Year-end net debt balance of $9.6 million
●	Second consecutive quarter of positive net income, generating $10.6 million in the fourth quarter of 2022

HOUSTON, February 27, 2023 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and twelve months ended December 31, 2022 of $186.7 million and $647.7 million, respectively, compared with $105.2 million and $371.0 million, respectively, for the three and twelve months ended December 31, 2021. Tidewater's net income (losses) for the three and twelve months ended December 31, 2022, were $10.6 million ($0.20 per common share) and $(21.7) million ($0.49 per common share), respectively, compared with $(37.9) million ($0.92 per common share) and $(129.0) million ($3.14 per common share), respectively, for the three and twelve months ended December 31, 2021. Included in the net income for the three months ended December 31, 2022 were merger and severance expenses of $5.1 million. Included in the net losses for the twelve months ended December 31, 2022 were long-lived asset impairment and other of $0.7 million; gain on bargain purchase of $1.3 million; loss on warrants of $14.2 million and merger and severance expenses of $19.1 million. Excluding these items, we would have reported a net income for the three months ended December 31, 2022 of $15.8 million ($0.30 per common share) and net profit for the twelve months ended December 31, 2022 of $10.9 million ($0.22 per common share). Included in the net losses for the three and twelve months ending December 31, 2021 were impairment charges related to assets held for sale, affiliate credit loss expense, inventory obsolescence, loss on debt extinguishment and severance expenses totaling $26.2 million and $28.4 million, respectively. Excluding these costs, we would have reported a net loss for the three months ending December 31, 2021 of $11.7 million ($0.28 per common share) and a net loss for the twelve months ending December 31, 2021 of $100.6 million ($2.45 per common share).

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “As we mentioned in this year’s second quarter earnings press release, 2022 marked an inflection point in the recovery of the offshore vessel market. I am pleased by our annual financial performance and by our accomplishments during the year. Revenue improved by approximately 75.0% due to the acquisition of Swire Pacific Offshore in April and an increase in offshore activity that has been driven by the need to ensure reliable and secure sources of hydrocarbons for a global economy still emerging from the pandemic. This increase in demand combined with an underinvestment in vessels over the past eight years allowed the industry to push utilization and day rates globally. By all financial measures, 2022 represented a marked improvement in our results. Our primary goal is to build a business that maximizes long-term free cash flow generation within the principles and risk tolerances appropriate for this industry and age. We generated over $50.0 million of free cash flow during 2022 and as such we ended the year in a strong cash position, resulting in a net debt balance of only $9.6 million. The acquisition in April further bolstered our fleet, providing a compelling platform to take advantage of the continued strength in the offshore vessel market.

“ While we are pleased with the momentum that was built throughout 2022, we believe that the macroeconomic trends driving the business will persist and that Tidewater is well-positioned to drive continued financial performance and cash flow generation in 2023 and beyond. We are forecasting revenue for 2023 of approximately $900.0 million, up almost 40.0% from 2022, and for vessel operating margin for 2023 of approximately 50.0%, up about 12 percentage points from 2022.

“Our West Africa business continued to perform well during the fourth quarter, with revenue up about 6.8% sequentially, driven by an increase in average day rates. Likewise, our Americas region experienced a strong fourth quarter, with revenue also up 6.8% sequentially, all of which was driven by an 8.1% increase in day rates, with notable day rate enhancement in the U.S. Gulf of Mexico and Mexico. Further, revenue in the Mediterranean expanded by about 9.3% sequentially, resulting from a 4.5% increase in day rates and additional capacity brought to the area from the U.S. Gulf of Mexico. The North Sea experienced typical seasonality which resulted in total revenue in the fourth quarter declining by 2.6% sequentially. Further, our Asia Pacific segment was adversely impacted by a combination of vessels in transit along with drydocking activity and idle time as vessels came off contract; we expect this frictional unemployment to subside in the first quarter. Activity levels in rest of the world were slightly up during the fourth quarter. Overall day rates remained flat from the prior quarter, and if we exclude the declines in our North Sea and Asia Pacific business, our average day rate increased 4.8% sequentially.

“As we look forward into 2023, we are confident that not only is the recovery here, but that the demand for offshore vessels will continue to strengthen throughout this year. The renewed global focus on securing reliable sources of hydrocarbons has prioritized offshore oil and gas development and we believe that offshore oil and gas capital spending plans will accelerate throughout 2023 and beyond.

“Just as encouraging as the acceleration in demand for offshore vessels services is the continued reduction in the available supply of offshore vessels. The number of large OSVs that are currently laid up is quite limited and the likelihood any of these vessels returning to the market is remote. We see a similar situation developing in the mid-sized OSV fleet, where additional available supply is also very limited. We see essentially no new vessels on order, indicating that the supply of vessels will continue to decline modestly as vessels naturally attrition out of the global fleet. Accordingly, it is our view that the industry is positioned to benefit from an increase in demand over the medium-to-long term and a slowly shrinking supply of vessels. We believe this imbalance in supply and demand will continue to provide the opportunity for day rate and utilization increases, and we remain committed to maximizing the earnings and cash flow generation from our fleet.

“Finally, we are excited to announce that we will be publishing our 2022 Sustainability Report later this week. Tidewater remains committed to excellence in safe vessel operations as well as leading the industry through the energy transition. Look for the report later this week on our website.”

In addition to the number of outstanding shares, as of December 31, 2022, the company also has the following in-the-money warrants.

Common shares outstanding	50,554,179
New Creditor Warrants (strike price $0.001 per common share)	80,954
GulfMark Creditor Warrants (strike price $0.01 per common share)	165,479
Total	50,800,612

Tidewater will hold a conference call to discuss results for the three and twelve months ending December 31, 2022 on February 28, 2023, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Conference ID: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on February 28, 2023 and will continue until 11:59 p.m. Central Time on March 28, 2023. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Forms 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release have been audited. This press release presents extracts from the Consolidated Balance Sheets at December 31, 2022 and December 31, 2021; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and twelve months ended December 31, 2022 and 2021; and the Consolidated Statements of Cash Flows for the twelve months ended December 31, 2022 and 2021. Extracts are drawn from the December 31, 2022 and 2021 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

In conjunction with the acquisition of Swire Pacific Offshore (SPO), we realigned our reportable segments to better reflect the post-acquisition operating environment. The previous Middle East/Asia Pacific segment has been split into the Middle East segment and the Asia Pacific segment. Our previous operations in Southeast Asia and Australia, along with the legacy SPO operations in the Asia Pacific region, now form the new Asia Pacific segment. Our segment disclosures reflect the current segment alignment for all periods presented.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues:
Vessel revenues	$185,106	$100,428	$641,404	$361,569
Other operating revenues	1,640	4,747	6,280	9,464
Total revenues	186,746	105,175	647,684	371,033
Costs and expenses:
Vessel operating costs	115,496	71,187	397,301	261,814
Costs of other operating revenues	694	228	2,130	2,231
General and administrative	28,633	17,641	101,921	68,516
Depreciation and amortization	29,881	28,288	119,160	114,544
Long-lived asset impairment and other	—	13,476	714	15,643
Affiliate credit loss impairment	—	1,400	—	400
(Gain) loss on asset dispositions, net	(1,076)	(53)	(250)	2,901
Total costs and expenses	173,628	132,167	620,976	466,049
Operating income (loss)	13,118	(26,992)	26,708	(95,016)
Other income (expense):
Foreign exchange gain (loss)	2,105	582	(2,827)	(369)
Equity in net earnings (losses) of unconsolidated companies	14	(1,625)	(221)	(3,322)
Interest income and other, net	981	1,426	5,397	1,605
Loss on warrants	—	—	(14,175)	—
Loss on early extinguishment of debt	—	(11,100)	—	(11,100)
Interest and other debt costs, net	(4,339)	(3,417)	(17,189)	(15,583)
Total other expense	(1,239)	(14,134)	(29,015)	(28,769)
Income (loss) before income taxes	11,879	(41,126)	(2,307)	(123,785)
Income tax expense (benefit)	1,697	(3,047)	19,886	5,875
Net income (loss)	10,182	(38,079)	(22,193)	(129,660)
Less: Net loss attributable to noncontrolling interests	(438)	(145)	(444)	(691)
Net income (loss) attributable to Tidewater Inc.	$10,620	$(37,934)	$(21,749)	$(128,969)
Basic income (loss) per common share	$0.22	$(0.92)	$(0.49)	$(3.14)
Diluted income (loss) per common share	$0.20	$(0.92)	$(0.49)	$(3.14)
Weighted average common shares outstanding	48,766	41,280	44,132	41,009
Dilutive effect of warrants, restricted stock units and stock options	3,069	—	—	—
Adjusted weighted average common shares	51,835	41,280	44,132	41,009

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$164,192	$149,037
Restricted cash	1,241	1,240
Trade and other receivables, less allowance for credit losses of $2,362 and $1,948 at December 31, 2022 and December 31, 2021, respectively	156,465	86,503
Due from affiliates, less allowance for credit losses of $11,698 and $72,456 at December 31, 2022 and December 31, 2021, respectively	—	70,134
Marine operating supplies	30,830	12,606
Assets held for sale	4,195	14,421
Prepaid expenses and other current assets	20,985	8,731
Total current assets	377,908	342,672
Net properties and equipment	796,655	688,040
Deferred drydocking and survey costs	61,080	40,734
Indemnification assets	28,369	—
Other assets	33,644	24,334
Total assets	$1,297,656	$1,095,780

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$38,946	$20,788
Accrued costs and expenses	105,518	51,734
Due to affiliates	—	61,555
Other current liabilities	50,323	23,865
Total current liabilities	194,787	157,942
Long-term debt	169,036	167,885
Other liabilities and deferred credits	67,843	68,184

Commitments and contingencies

Equity:
Common stock	51	41
Additional paid-in-capital	1,556,990	1,376,494
Accumulated deficit	(699,649)	(677,900)
Accumulated other comprehensive loss	8,576	2,668
Total stockholders' equity	865,968	701,303
Noncontrolling interests	22	466
Total equity	865,990	701,769
Total liabilities and equity	$1,297,656	$1,095,780

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net income (loss)	$10,182	$(38,079)	$(22,193)	$(129,660)
Other comprehensive income (loss):
Unrealized (gain) loss on note receivable	779	—	(496)	—
Change in supplemental executive retirement plan pension liability, net of tax	4,561	(763)	4,561	(763)
Change in liability of pension plans	1,762	3,957	1,843	4,235
Total comprehensive income (loss)	$17,284	$(34,885)	$(16,285)	$(126,188)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31, 2022	December 31, 2021
Operating activities:
Net loss	$(22,193)	$(129,660)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	83,522	73,223
Amortization of deferred drydocking and survey costs	35,638	41,321
Amortization of debt premiums and discounts	1,679	3,171
Provision for deferred income taxes	36	(1,287)
(Gain) loss on asset dispositions, net	(250)	2,901
Gain on bargain purchase	(1,300)	—
Affiliate credit loss impairment	—	400
Long-lived asset impairment and other	714	15,643
Loss on warrants	14,175	—
Loss on debt extinguishment	—	11,100
Stock-based compensation expense	7,372	5,638
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(4,129)	26,120
Changes in due to/from affiliate, net	(20)	(123)
Accounts payable	16,481	3,807
Accrued expenses	(1,340)	(688)
Deferred drydocking and survey costs	(56,000)	(27,282)
Other, net	(34,159)	(9,278)
Net cash provided by (used in) operating activities	40,226	15,006
Cash flows from investing activities:
Proceeds from sales of assets	13,568	34,010
Acquisitions, net of cash acquired	(20,740)	—
Additions to properties and equipment	(16,637)	(8,951)
Net cash provided by (used in) investing activities	(23,809)	25,059
Cash flows from financing activities:
Proceeds from stock offering	187,832	—
Repurchase of SPO Acquisition Warrants	(187,832)	—
Issuance of long-term debt	—	172,375
Principal payments on long-term debt	—	(198,918)
Debt extinguishment premium	—	(7,781)
Debt issuance and modification costs	(393)	(5,737)
Tax on share-based awards	(2,323)	(953)
Net cash used in financing activities	(2,716)	(41,014)
Net change in cash, cash equivalents and restricted cash	13,701	(949)
Cash, cash equivalents and restricted cash at beginning of period	154,276	155,225
Cash, cash equivalents and restricted cash at end of period	$167,977	$154,276

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31, 2022	December 31, 2021
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$15,554	$13,747
Income taxes	$22,275	$19,013
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$162,648	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$162,648	$—
Repurchase of SPO Acquisition Warrants	$1,365	$—

Note:  Cash, cash equivalents and restricted cash at December 31, 2022 includes $2.5 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at September 30, 2022	$46	$1,555,388	$(710,269)	$1,474	$460	$847,099
Total comprehensive income (loss)	—	—	10,620	7,102	(438)	17,284
Issuance of common stock	5	120,629	—	—	—	120,634
Repurchase of SPO Acquisition Warrants	—	(121,007)	—	—	—	(121,007)
Amortization of share-based awards	—	1,980	—	—	—	1,980
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990

Balance at September 30, 2021	$41	$1,375,215	$(639,966)	$(1,289)	$611	$734,612
Total comprehensive loss	—	—	(37,934)	3,957	(145)	(34,122)
Amortization of share-based awards	—	1,279	—	—	—	1,279
Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769

	Twelve Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive income (loss)	—	—	(21,749)	5,908	(444)	(16,285)
Issuance of common stock	10	192,881	—	—	—	192,891
SPO acquisition warrants	—	176,823	—	—	—	176,823
Repurchase of SPO Acquisition Warrants	—	(194,256)	—	—	—	(194,256)
Amortization of share-based awards	—	5,048	—	—	—	5,048
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990

Balance at December 31, 2020	$41	$1,371,809	$(548,931)	$(804)	$1,157	$823,272
Total comprehensive loss	—	—	(128,969)	3,472	(691)	(126,188)
Amortization of share-based awards	—	4,685	—	—	—	4,685
Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
Vessel revenues:
Americas	$41,785	23%	$27,882	28%	$146,871	23%	$102,151	28%
Asia Pacific	19,070	10%	4,914	5%	64,231	10%	18,142	5%
Middle East	30,575	16%	21,948	22%	110,375	17%	84,395	24%
Europe/Mediterranean	33,482	18%	22,501	22%	129,578	20%	80,914	22%
West Africa	60,194	33%	23,183	23%	190,349	30%	75,967	21%
Total vessel revenues	$185,106	100%	$100,428	100%	$641,404	100%	$361,569	100%
Vessel operating costs:
Crew costs	$69,699	37%	$39,715	40%	$242,364	38%	$148,171	41%
Repair and maintenance	14,774	8%	11,502	11%	51,256	8%	40,970	11%
Insurance	2,027	1%	517	1%	6,765	1%	1,815	1%
Fuel, lube and supplies	12,841	7%	6,405	6%	43,729	7%	25,557	7%
Other	16,155	9%	13,048	13%	53,187	8%	45,301	12%
Total vessel operating costs	115,496	62%	71,187	71%	397,301	62%	261,814	72%
Vessel operating margin (A)	$69,610	38%	$29,241	29%	$244,103	38%	$99,755	28%

Note (A):  Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
Vessel operating profit (loss):
Americas	$3,216	2%	$(2,909)	(3)%	$12,016	2%	$(11,270)	(3)%
Asia Pacific	(808)	(0)%	1,873	2%	3,726	(0)%	4,896	2%
Middle East	492	0%	(747)	(1)%	(1,093)	(0)%	(6,070)	(2)%
Europe/Mediterranean	3,874	2%	(4,095)	(4)%	18,844	3%	(16,968)	(5)%
West Africa	18,305	10%	(1,139)	(1)%	43,112	7%	(16,985)	(5)%
Other operating profit	946	(0)%	4,519	4%	4,150	1%	7,233	2%
	26,025	14%	(2,498)	(3)%	80,755	13%	(39,164)	(11)%

Corporate expenses (A)	(13,983)	(7)%	(9,671)	(9)%	(53,583)	(9)%	(36,908)	(10)%
Gain (loss) on asset dispositions, net	1,076	1%	53	0%	250	0%	(2,901)	(1)%
Affiliate credit loss impairment	—	0%	(1,400)	(1)%	—	0%	(400)	(0)%
Long-lived asset impairments and other	—	0%	(13,476)	(13)%	(714)	(0)%	(15,643)	(4)%
Operating income (loss)	$13,118	7%	$(26,992)	(26)%	$26,708	4%	$(95,016)	(26)%

Note (A):  General and administrative expenses for the three months and twelve months ended December 31, 2022 include stock-based compensation of $2.1 million and $7.4 million, respectively. General and administrative expenses for the three and twelve months ended December 31, 2021 include stock-based compensation of $1.4 million and $5.6 million, respectively. In addition, vessel operating and general and administrative costs for the three months and twelve months ended December 31, 2022, include $5.1 million and $19.1 million in one-time acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and twelve months ended December 31, 2021 include $0.2 million and $1.2 million, of one-time restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Revenues:
Vessel revenues	$185,106	$190,247	$162,175	$103,876	$100,428
Other operating revenues	1,640	1,515	1,272	1,853	4,747
Total revenues	186,746	191,762	163,447	105,729	105,175
Costs and expenses:
Vessel operating costs (A)	115,496	113,037	100,257	68,511	71,187
Costs of other operating revenue	694	592	483	361	228
General and administrative (A)	28,633	27,267	27,804	18,217	17,641
Depreciation and amortization	29,881	30,856	31,766	26,657	28,288
Long-lived asset impairment (credit) and other	—	1,214	—	(500)	13,476
Affiliate credit loss impairment expense	—	—	—	—	1,400
(Gain) loss on asset dispositions, net	(1,076)	(264)	1,297	(207)	(53)
Total operating costs and expenses	173,628	172,702	161,607	113,039	132,167
Operating income (loss)	13,118	19,060	1,840	(7,310)	(26,992)
Other income (expense):
Foreign exchange gain (loss)	2,105	(3,997)	(1,881)	946	582
Equity in net earnings (losses) of unconsolidated companies	14	9	(244)	—	(1,625)
Interest income and other, net	981	581	349	3,486	1,426
Loss on early extinguishment of debt	—	—	—	—	(11,100)
Loss on warrants	—	—	(14,175)	—	—
Interest and other debt costs, net	(4,339)	(4,391)	(4,284)	(4,175)	(3,417)
Total other expense	(1,239)	(7,798)	(20,235)	257	(14,134)
Income (loss) before income taxes	11,879	11,262	(18,395)	(7,053)	(41,126)
Income tax (benefit) expense	1,697	6,352	6,619	5,218	(3,047)
Net income (loss)	10,182	4,910	(25,014)	(12,271)	(38,079)
Net income (loss) attributable to noncontrolling interests	(438)	(470)	567	(103)	(145)
Net income (loss) attributable to Tidewater Inc.	$10,620	$5,380	$(25,581)	$(12,168)	$(37,934)
Basic income (loss) per common share	$0.22	$0.12	$(0.61)	$(0.29)	$(0.92)
Diluted income (loss) per common share	$0.20	$0.10	$(0.61)	$(0.29)	$(0.92)
Weighted average common shares outstanding	48,766	44,451	41,814	41,412	41,280
Dilutive effect of warrants, restricted stock units and stock options	3,069	7,069	—	—	—
Adjusted weighted average common shares	51,835	51,520	41,814	41,412	41,280

Vessel operating margin	$69,610	$77,210	$61,918	$35,365	$29,241

Note (A): One-time acquisition, restructuring and integration related costs	$5,150	$4,332	$7,314	$2,305	$221

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$164,192	$115,014	$87,981	$136,234	$149,037
Restricted cash	1,241	4,965	1,240	4,958	1,240
Trade and other receivables, net	156,465	181,646	189,259	112,953	86,503
Due from affiliates, net	—	—	—	21,191	70,134
Marine operating supplies	30,830	20,764	21,182	13,252	12,606
Assets held for sale	4,195	6,815	6,862	8,591	14,421
Prepaid expenses and other current assets	20,985	17,509	23,259	12,012	8,731
Total current assets	377,908	346,713	329,783	309,191	342,672
Net properties and equipment	796,655	815,990	838,612	677,580	688,040
Deferred drydocking and survey costs	61,080	57,877	53,661	44,362	40,734
Indemnification assets	28,369	30,117	30,269	—	—
Other assets	33,644	32,364	30,410	22,997	24,334
Total assets	$1,297,656	$1,283,061	$1,282,735	$1,054,130	$1,095,780

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$38,946	$31,829	$30,537	$23,696	$20,788
Accrued costs and expenses	105,518	105,945	109,212	55,141	51,734
Due to affiliates	—	—	—	21,191	61,555
Other current liabilities	50,323	46,629	47,872	25,471	23,865
Total current liabilities	194,787	184,403	187,621	125,499	157,942
Long-term debt	169,036	168,649	168,279	167,997	167,885
Other liabilities and deferred credits	67,843	82,910	85,188	70,892	68,184

Equity:
Common stock	51	46	42	42	41
Additional paid-in-capital	1,556,990	1,555,388	1,554,561	1,376,934	1,376,494
Accumulated deficit	(699,649)	(710,269)	(715,649)	(690,068)	(677,900)
Accumulated other comprehensive income	8,576	1,474	1,763	2,471	2,668
Total stockholders' equity	865,968	846,639	840,717	689,379	701,303
Noncontrolling interests	22	460	930	363	466
Total equity	865,990	847,099	841,647	689,742	701,769
Total liabilities and equity	$1,297,656	$1,283,061	$1,282,735	$1,054,130	$1,095,780

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$—	$—	$—	$—	$8,579

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - QUATERLY DATA

(In Thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Operating activities:
Net income (loss)	$10,182	$4,910	$(25,014)	$(12,271)	$(38,079)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	20,983	22,252	22,614	17,673	18,618
Amortization of deferred drydocking and survey costs	8,898	8,604	9,152	8,984	9,670
Amortization of debt premiums and discounts	522	392	390	375	509
Provision for deferred income taxes	(98)	(11)	(32)	177	(1,454)
(Gain) loss on asset dispositions, net	(1,076)	(264)	1,297	(207)	(53)
Gain on bargain purchase	—	—	—	(1,300)	—
Affiliate credit loss impairment expense	—	—	—	—	1,400
Long-lived asset impairment and other	—	1,214	—	(500)	13,476
Loss on warrants	—	—	14,175	—	—
Loss on debt extinguishment	—	—	—	—	11,041
Stock-based compensation expense	2,028	1,923	1,963	1,458	1,439
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	26,172	4,784	(19,515)	(15,570)	(488)
Changes in due to/from affiliate, net	—	—	—	(20)	(1,333)
Accounts payable	7,117	1,292	5,247	2,825	2,746
Accrued expenses	(427)	(3,267)	(853)	3,207	(215)
Deferred drydocking and survey costs	(12,117)	(12,820)	(18,451)	(12,612)	(9,894)
Other, net	(16,844)	(896)	(12,576)	(3,843)	(445)
Net cash provided by (used in) operating activities	45,340	28,113	(21,603)	(11,624)	6,938
Cash flows from investing activities:
Proceeds from sales of assets	5,093	312	3,535	4,628	54
Acquisitions, net of cash acquired	—	8,785	(28,486)	(1,039)	—
Additions to properties and equipment	(4,929)	(6,328)	(4,151)	(1,229)	(6,368)
Net cash provided by (used in) investing activities	164	2,769	(29,102)	2,360	(6,314)
Cash flows from financing activities:
Proceeds from stock offering	117,202	70,630	—	—	—
Repurchase of SPO Acquisition Warrants	(117,202)	(70,630)	—	—	—
Issuance of long-term debt	—	—	—	—	172,375
Principal payments on long-term debt	—	—	—	—	(159,659)
Debt extinguishment premium	—	—	—	—	(7,722)
Debt issuance and modification costs	—	(22)	(108)	(263)	(4,882)
Tax on share-based awards	(47)	(100)	(1,159)	(1,017)	(160)
Net cash used in financing activities	(47)	(122)	(1,267)	(1,280)	(48)
Net change in cash, cash equivalents and restricted cash	45,457	30,760	(51,972)	(10,544)	576
Cash, cash equivalents and restricted cash at beginning of period	122,520	91,760	143,732	154,276	153,700
Cash, cash equivalents and restricted cash at end of period	$167,977	$122,520	$91,760	$143,732	$154,276

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$7,575	$353	$7,626	$—	$3,664
Income taxes	$6,132	$6,813	$6,130	$3,200	$4,278
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$—	$—	$162,648	$—	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$—	$—	$162,648	$—	$—
Repurchase of SPO Acquisition Warrants	$373	$992	$—	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$17,814	$15,676	$15,204	$9,462	$10,491
PSV < 900	16,486	16,460	15,470	14,628	14,261
AHTS > 16K	2,873	3,429	2,390	971	409
AHTS 8 - 16K	1,899	1,601	1,130	774	683
AHTS 4 - 8K	1,553	1,185	1,438	1,472	875
Other	1,160	771	1,888	1,137	1,163
Total	41,785	39,122	37,520	28,444	27,882
Asia Pacific fleet:
PSV > 900	6,692	10,896	7,258	3,923	3,951
PSV < 900	3,120	3,891	3,006	—	—
AHTS > 16K	3,260	3,128	1,504	—	—
AHTS 8 - 16K	4,364	4,333	2,940	—	—
AHTS 4 - 8K	1,584	1,605	1,433	974	963
Other	50	49	221	—	—
Total	19,070	23,902	16,362	4,897	4,914
Middle East fleet:
PSV > 900	1,218	2,771	2,814	1,183	1,203
PSV < 900	15,517	16,063	13,798	9,559	10,279
AHTS > 16K	2,351	2,350	1,750	—	—
AHTS 8 - 16K	4,146	3,397	3,808	4,137	4,076
AHTS 4 - 8K	7,343	6,605	6,226	5,339	6,390
Total	30,575	31,186	28,396	20,218	21,948
Europe/Mediterranean fleet:
PSV > 900	24,783	27,167	23,684	18,390	17,993
PSV < 900	7,874	7,092	6,868	5,375	4,351
AHTS > 16K	643	5,251	1,776	—	—
Other	182	192	147	154	157
Total	33,482	39,702	32,475	23,919	22,501
West Africa fleet:
PSV > 900	10,534	8,041	6,487	3,987	4,011
PSV < 900	20,494	18,249	13,801	8,499	8,076
AHTS > 16K	5,385	6,152	4,315	—	—
AHTS 8 - 16K	11,810	11,236	10,724	5,049	4,388
AHTS 4 - 8K	5,780	6,445	4,576	1,547	782
Other	6,191	6,212	7,519	7,316	5,926
Total	60,194	56,335	47,422	26,398	23,183
Worldwide fleet:
PSV > 900	61,041	64,551	55,447	36,945	37,649
PSV < 900	63,491	61,755	52,943	38,061	36,967
AHTS > 16K	14,512	20,310	11,735	971	409
AHTS 8 - 16K	22,219	20,567	18,602	9,960	9,147
AHTS 4 - 8K	16,260	15,840	13,673	9,332	9,010
Other	7,583	7,224	9,775	8,607	7,246
Total	$185,106	$190,247	$162,175	$103,876	$100,428

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	10	11	10	10	11
PSV < 900	16	17	17	17	17
AHTS > 16K	2	2	2	1	1
AHTS 8 - 16K	2	1	1	1	1
AHTS 4 - 8K	2	2	3	3	3
Other	1	1	1	2	2
Total	33	34	34	34	35
Stacked vessels	(2)	(3)	(5)	(7)	(9)
Active vessels	31	31	29	27	26
Asia Pacific fleet:
PSV > 900	5	5	6	3	3
PSV < 900	2	2	2	—	—
AHTS > 16K	2	2	1	—	—
AHTS 8 - 16K	3	3	2	—	—
AHTS 4 - 8K	3	4	3	2	2
Other	1	1	5	—	—
Total	16	17	19	5	5
Stacked vessels	(2)	(2)	(1)	—	—
Active vessels	14	15	18	5	5
Middle East fleet:
PSV > 900	2	2	2	1	1
PSV < 900	20	20	19	14	14
AHTS > 16K	2	2	1	—	—
AHTS 8 - 16K	5	5	6	5	5
AHTS 4 - 8K	14	13	13	13	13
Total	43	42	41	33	33
Stacked vessels	—	—	—	—	(1)
Active vessels	43	42	41	33	32
Europe/Mediterranean fleet:
PSV > 900	20	19	19	19	18
PSV < 900	6	6	7	9	10
AHTS > 16K	1	1	1	—	—
Total	27	26	27	28	28
Stacked vessels	—	—	(2)	(4)	(5)
Active vessels	27	26	25	24	23
West Africa fleet:
PSV > 900	6	6	4	3	3
PSV < 900	18	18	15	12	13
AHTS > 16K	4	4	3	—	—
AHTS 8 - 16K	11	12	10	5	6
AHTS 4 - 8K	8	8	6	3	3
Other	28	28	29	29	27
Total	75	76	67	52	52
Stacked vessels	(10)	(9)	(8)	(10)	(13)
Active vessels	65	67	59	42	39
Worldwide fleet:
PSV > 900	43	43	41	36	36
PSV < 900	62	63	60	52	54
AHTS > 16K	11	11	8	1	1
AHTS 8 - 16K	21	21	19	11	12
AHTS 4 - 8K	27	27	25	21	21
Other	30	30	35	31	29
Total	194	195	188	152	153
Stacked vessels	(14)	(14)	(16)	(21)	(28)
Active vessels	180	181	172	131	125

Total active	180	181	172	131	125
Total stacked	14	14	16	21	28
Total joint venture	1	1	1	1	3
Total	195	196	189	153	156

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	922	1,012	943	900	981
PSV < 900	1,499	1,564	1,547	1,530	1,564
AHTS > 16K	184	184	152	90	92
AHTS 8 - 16K	184	122	91	90	92
AHTS 4 - 8K	184	184	246	270	276
Other	92	92	121	145	184
Total	3,065	3,158	3,100	3,025	3,189
Asia Pacific fleet:
PSV > 900	460	460	507	270	276
PSV < 900	184	184	183	—	—
AHTS > 16K	184	184	122	—	—
AHTS 8 - 16K	276	276	183	—	—
AHTS 4 - 8K	292	368	304	180	184
Other	92	92	453	—	—
Total	1,488	1,564	1,752	450	460
Middle East fleet:
PSV > 900	92	123	152	90	92
PSV < 900	1,840	1,840	1,700	1,269	1,288
AHTS > 16K	184	184	122	—	—
AHTS 8 - 16K	460	465	546	458	460
AHTS 4 - 8K	1,288	1,217	1,183	1,170	1,196
Total	3,864	3,829	3,703	2,987	3,036
Europe/Mediterranean fleet:
PSV > 900	1,838	1,748	1,729	1,710	1,687
PSV < 900	552	552	696	826	920
AHTS > 16K	92	92	61	—	—
Total	2,482	2,392	2,486	2,536	2,607
West Africa fleet:
PSV > 900	644	613	406	270	276
PSV < 900	1,656	1,656	1,367	1,103	1,196
AHTS > 16K	368	368	244	—	—
AHTS 8 - 16K	1,012	1,074	882	470	552
AHTS 4 - 8K	736	736	548	255	276
Other	2,545	2,582	2,639	2,610	2,484
Total	6,961	7,029	6,086	4,708	4,784
Worldwide fleet:
PSV > 900	3,956	3,956	3,737	3,240	3,312
PSV < 900	5,731	5,796	5,493	4,728	4,968
AHTS > 16K	1,012	1,012	701	90	92
AHTS 8 - 16K	1,932	1,937	1,702	1,018	1,104
AHTS 4 - 8K	2,500	2,505	2,281	1,875	1,932
Other	2,729	2,766	3,213	2,755	2,668
Total	17,860	17,972	17,127	13,706	14,076

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV > 900	—	—	155	180	271
PSV < 900	211	276	273	270	350
AHTS 4 - 8K	—	—	64	90	92
Other	—	—	—	55	92
Total	211	276	492	595	805
Asia Pacific fleet:
AHTS 4 - 8K	54	61	—	—	—
Other	92	92	61	—	—
Total	146	153	61	—	—
Middle East fleet:
PSV < 900	—	—	—	25	92
Total	—	—	—	25	92
Europe/Mediterranean fleet:
PSV > 900	—	—	—	90	106
PSV < 900	—	—	150	286	368
Total	—	—	150	376	474
West Africa fleet:
PSV < 900	—	—	18	203	307
AHTS 8 - 16K	—	—	—	20	92
AHTS 4 - 8K	158	92	56	75	106
Other	797	747	678	630	690
Total	955	839	752	928	1,195
Worldwide fleet:
PSV > 900	—	—	155	270	377
PSV < 900	211	276	441	784	1,117
AHTS 8 - 16K	—	—	—	20	92
AHTS 4 - 8K	212	153	120	165	198
Other	889	839	739	685	782
Total	1,312	1,268	1,455	1,924	2,566

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	922	1,012	788	720	710
PSV < 900	1,288	1,288	1,274	1,260	1,214
AHTS > 16K	184	184	152	90	92
AHTS 8 - 16K	184	122	91	90	92
AHTS 4 - 8K	184	184	182	180	184
Other	92	92	121	90	92
Total	2,854	2,882	2,608	2,430	2,384
Asia Pacific fleet:
PSV > 900	460	460	507	270	276
PSV < 900	184	184	183	—	—
AHTS > 16K	184	184	122	—	—
AHTS 8 - 16K	276	276	183	—	—
AHTS 4 - 8K	238	307	304	180	184
Other	—	—	392	—	—
Total	1,342	1,411	1,691	450	460
Middle East fleet:
PSV > 900	92	123	152	90	92
PSV < 900	1,840	1,840	1,700	1,244	1,196
AHTS > 16K	184	184	122	—	—
AHTS 8 - 16K	460	465	546	458	460
AHTS 4 - 8K	1,288	1,217	1,183	1,170	1,196
Total	3,864	3,829	3,703	2,962	2,944
Europe/Mediterranean fleet:
PSV > 900	1,838	1,748	1,729	1,620	1,581
PSV < 900	552	552	546	540	552
AHTS > 16K	92	92	61	—	—
Total	2,482	2,392	2,336	2,160	2,133
West Africa fleet:
PSV > 900	644	613	406	270	276
PSV < 900	1,656	1,656	1,349	900	889
AHTS > 16K	368	368	244	—	—
AHTS 8 - 16K	1,012	1,074	882	450	460
AHTS 4 - 8K	578	644	492	180	170
Other	1,748	1,835	1,961	1,980	1,794
Total	6,006	6,190	5,334	3,780	3,589
Worldwide fleet:
PSV > 900	3,956	3,956	3,582	2,970	2,935
PSV < 900	5,520	5,520	5,052	3,944	3,851
AHTS > 16K	1,012	1,012	701	90	92
AHTS 8 - 16K	1,932	1,937	1,702	998	1,012
AHTS 4 - 8K	2,288	2,352	2,161	1,710	1,734
Other	1,840	1,927	2,474	2,070	1,886
Total	16,548	16,704	15,672	11,782	11,510

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	82.6%	74.6%	74.4%	54.6%	54.0%
PSV < 900	68.1	69.3	67.7	63.3	69.2
AHTS > 16K	48.2	92.4	90.2	57.6	26.2
AHTS 8 - 16K	76.8	89.5	100.0	68.9	76.4
AHTS 4 - 8K	99.2	74.4	67.2	63.7	40.0
Other	100.0	66.5	100.0	62.1	50.0
Total	74.6%	73.3%	73.0%	60.7%	59.9%
Asia Pacific fleet:
PSV > 900	62.6%	94.5%	65.5%	100.0%	100.0%
PSV < 900	78.4	100.0	66.7	—	—
AHTS > 16K	90.8	89.9	50.0	—	—
AHTS 8 - 16K	85.4	97.2	91.2	—	—
AHTS 4 - 8K	79.5	64.5	56.9	97.9	100.0
Other	—	—	74.0	—	—
Total	71.7%	82.5%	67.9%	99.2%	100.0%
Middle East fleet:
PSV > 900	100.0%	93.6%	100.0%	100.0%	100.0%
PSV < 900	78.3	84.1	76.5	78.0	79.3
AHTS > 16K	100.0	94.7	100.0	—	—
AHTS 8 - 16K	84.8	68.5	70.9	99.7	96.3
AHTS 4 - 8K	86.3	84.9	87.1	80.4	93.2
Total	83.3%	83.3%	80.8%	82.9%	88.0%
Europe/Mediterranean fleet:
PSV > 900	87.1%	95.8%	88.4%	84.7%	85.8%
PSV < 900	93.8	96.4	71.5	63.5	47.8
AHTS > 16K	65.5	76.9	53.4	—	—
Total	87.8%	95.2%	82.8%	77.8%	72.4%
West Africa fleet:
PSV > 900	85.7%	70.9%	96.3%	100.0%	97.1%
PSV < 900	89.9	86.6	80.6	66.0	57.8
AHTS > 16K	89.4	100.0	98.1	—	—
AHTS 8 - 16K	91.1	85.7	95.4	95.7	73.3
AHTS 4 - 8K	62.1	82.6	82.6	69.6	33.3
Other	45.4	44.4	52.9	52.2	44.5
Total	70.5%	69.9%	72.7%	63.5%	53.5%
Worldwide fleet:
PSV > 900	83.3%	86.3%	83.1%	79.3%	78.9%
PSV < 900	80.5	82.5	74.1	67.9	65.1
AHTS > 16K	81.9	93.7	84.4	57.6	26.2
AHTS 8 - 16K	87.4	83.4	87.4	95.1	83.1
AHTS 4 - 8K	79.4	80.5	79.8	78.2	77.7
Other	45.7	43.7	57.7	52.7	44.9
Total	76.5%	77.8%	75.5%	70.9%	67.4%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	82.6%	74.6%	89.1%	68.2%	74.6%
PSV < 900	79.3	84.1	82.3	76.8	89.2
AHTS > 16K	48.2	92.4	90.2	57.6	26.2
AHTS 8 - 16K	76.8	89.5	100.0	68.9	76.4
AHTS 4 - 8K	99.2	74.4	90.8	95.5	60.0
Other	100.0	66.5	100.0	100.0	100.0
Total	80.1%	80.3%	86.8%	75.5%	80.1%
Asia Pacific fleet:
PSV > 900	62.6%	94.5%	65.5%	100.0%	100.0%
PSV < 900	78.4	100.0	66.7	—	—
AHTS > 16K	90.8	89.9	50.0	—	—
AHTS 8 - 16K	85.4	97.2	91.2	—	—
AHTS 4 - 8K	97.4	77.4	56.9	97.9	100.0
Other	—	—	85.5	—	—
Total	79.5%	91.4%	70.4%	99.2%	100.0%
Middle East fleet:
PSV > 900	100.0%	93.6%	100.0%	100.0%	100.0%
PSV < 900	78.3	84.1	76.5	79.6	85.3
AHTS > 16K	100.0	94.7	100.0	—	—
AHTS 8 - 16K	84.8	68.5	70.9	99.7	96.3
AHTS 4 - 8K	86.3	84.9	87.1	80.4	93.2
Total	83.3%	83.3%	80.8%	83.6%	90.7%
Europe/Mediterranean fleet:
PSV > 900	87.1%	95.8%	88.4%	89.4%	91.6%
PSV < 900	93.8	96.4	91.1	97.1	79.7
AHTS > 16K	65.5	76.9	53.4	—	—
Total	87.8%	95.2%	88.1%	91.3%	88.5%
West Africa fleet:
PSV > 900	85.7%	70.9%	96.3%	100.0%	97.1%
PSV < 900	89.9	86.6	81.7	80.9	77.8
AHTS > 16K	89.4	100.0	98.1	—	—
AHTS 8 - 16K	91.1	85.7	95.4	100.0	88.0
AHTS 4 - 8K	79.1	94.5	92.0	98.6	54.1
Other	66.1	62.5	71.2	68.8	61.6
Total	81.7%	79.4%	82.9%	79.1%	71.4%
Worldwide fleet:
PSV > 900	83.3%	86.3%	86.7%	86.5%	89.1%
PSV < 900	83.6	86.6	80.6	81.4	84.0
AHTS > 16K	81.9	93.7	84.4	57.6	26.2
AHTS 8 - 16K	87.4	83.4	87.4	97.0	90.7
AHTS 4 - 8K	86.7	85.7	84.3	85.8	86.6
Other	67.8	62.7	74.9	70.2	63.5
Total	82.5%	83.7%	82.5%	82.5%	82.4%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$23,401	$20,775	$21,658	$19,265	$19,806
PSV < 900	16,146	15,197	14,762	15,111	13,169
AHTS > 16K	32,368	20,175	17,430	18,745	16,942
AHTS 8 - 16K	13,431	14,668	12,424	12,480	9,724
AHTS 4 - 8K	8,511	8,654	8,701	8,562	7,929
Other	12,611	12,616	15,601	12,633	12,644
Total	18,271	16,901	16,569	15,501	14,603
Asia Pacific fleet:
PSV > 900	23,237	25,072	21,850	14,529	14,315
PSV < 900	21,627	21,148	24,640	—	—
AHTS > 16K	19,519	18,902	24,664	—	—
AHTS 8 - 16K	18,509	16,144	17,609	—	—
AHTS 4 - 8K	6,822	6,759	8,281	5,528	5,236
Other	—	—	660	—	—
Total	17,868	18,530	13,748	10,975	10,683
Middle East fleet:
PSV > 900	13,234	24,061	18,513	13,147	13,071
PSV < 900	10,768	10,378	10,607	9,658	10,071
AHTS > 16K	12,777	13,487	14,348	—	—
AHTS 8 - 16K	10,627	10,666	9,832	9,058	9,201
AHTS 4 - 8K	6,604	6,396	6,044	5,672	5,730
Total	9,498	9,781	9,490	8,160	8,217
Europe/Mediterranean fleet:
PSV > 900	15,476	16,229	15,496	12,697	12,426
PSV < 900	15,212	13,323	13,806	10,248	9,887
AHTS > 16K	10,682	74,231	54,472	—	—
Total	15,364	17,436	15,776	12,124	11,917
West Africa fleet:
PSV > 900	19,096	18,502	16,592	14,768	14,966
PSV < 900	13,758	12,721	12,528	11,672	11,682
AHTS > 16K	16,367	16,719	18,036	—	—
AHTS 8 - 16K	12,809	12,212	12,743	11,219	10,842
AHTS 4 - 8K	12,637	10,595	10,105	8,721	8,500
Other	5,359	5,415	5,381	5,368	5,362
Total	12,272	11,467	10,721	8,834	9,052
Worldwide fleet:
PSV > 900	18,529	18,914	17,854	14,378	14,404
PSV < 900	13,762	12,915	13,008	11,855	11,427
AHTS > 16K	17,505	21,415	19,824	18,745	16,942
AHTS 8 - 16K	13,153	12,726	12,511	10,281	9,965
AHTS 4 - 8K	8,196	7,859	7,507	6,362	6,000
Other	6,080	5,979	5,275	5,924	6,053
Total	$13,554	$13,606	$12,544	$10,687	$10,583

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

Americas
Vessel revenues	$41,785	$39,122	$37,520	$28,444	$27,882

Vessel operating costs:
Crew costs	16,486	16,080	12,949	11,252	11,080
Repair and maintenance	3,619	3,594	2,866	2,627	2,487
Insurance	410	414	248	367	161
Fuel, lube and supplies	2,387	2,557	2,326	2,385	2,019
Other	5,102	3,090	3,054	2,196	4,347
Total vessel operating costs	28,004	25,735	21,443	18,827	20,094

Vessel operating margin ($)	13,781	13,387	16,077	9,617	7,788
Vessel operating margin (%)	33.0%	34.2%	42.8%	33.8%	27.9%

Americas - Select operating statistics
Average vessels - Total fleet	33	34	34	34	35
Utilization - Total fleet	74.6%	73.3%	73.0%	60.7%	59.9%

Average vessels - Active fleet	31	31	29	27	26
Utilization - Active fleet	80.1%	80.3%	86.8%	75.5%	80.1%

Average day rates	$18,271	$16,901	$16,569	$15,501	$14,603

Vessels commencing drydocks	2	4	3	5	5

Deferred drydocking and survey costs - beginning balance	$21,772	$19,208	$18,422	$16,270	$13,124
Cash paid for deferred drydocking and survey costs	4,389	5,678	3,857	5,060	6,470
Amortization of deferred drydocking and survey costs	(3,025)	(2,932)	(3,071)	(2,908)	(2,909)
Disposals, intersegment transfers and other	(1,416)	(182)	—	—	(415)
Deferred drydocking and survey costs - ending balance	$21,720	$21,772	$19,208	$18,422	$16,270

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

Asia Pacific
Vessel revenues	$19,070	$23,902	$16,362	$4,897	$4,914

Vessel operating costs:
Crew costs	9,876	10,631	8,138	788	883
Repair and maintenance	901	947	945	284	342
Insurance	183	189	90	54	24
Fuel, lube and supplies	1,299	1,145	1,590	105	166
Other	1,574	1,909	1,176	422	459
Total vessel operating costs	13,833	14,821	11,939	1,653	1,874

Vessel operating margin ($)	5,237	9,081	4,423	3,244	3,040
Vessel operating margin (%)	27.5%	38.0%	27.0%	66.2%	61.9%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	16	17	19	5	5
Utilization - Total fleet	71.7%	82.5%	67.9%	99.2%	100.0%

Average vessels - Active fleet	14	15	18	5	5
Utilization - Active fleet	79.5%	91.4%	70.4%	99.2%	100.0%

Average day rates	$17,868	$18,530	$13,748	$10,975	$10,683

Vessels commencing drydocks	2	—	2	—	—

Deferred drydocking and survey costs - beginning balance	$979	$852	$542	$710	$1,019
Cash paid for deferred drydocking and survey costs	156	702	1,262	—	—
Amortization of deferred drydocking and survey costs	(117)	(139)	(163)	(168)	(309)
Disposals, intersegment transfers and other	(465)	(436)	(789)	—	—
Deferred drydocking and survey costs - ending balance	$553	$979	$852	$542	$710

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

Middle East
Vessel revenues	$30,575	$31,186	$28,396	$20,218	$21,948

Vessel operating costs:
Crew costs	12,472	12,814	11,193	8,465	8,827
Repair and maintenance	3,216	3,441	3,429	2,124	2,804
Insurance	384	406	325	297	179
Fuel, lube and supplies	2,991	3,281	2,700	1,559	1,148
Other	2,505	1,804	2,249	2,457	2,708
Total vessel operating costs	21,568	21,746	19,896	14,902	15,666

Vessel operating margin ($)	9,007	9,440	8,500	5,316	6,282
Vessel operating margin (%)	29.5%	30.3%	29.9%	26.3%	28.6%

Middle East - Select operating statistics
Average vessels - Total fleet	43	42	41	33	33
Utilization - Total fleet	83.3%	83.3%	80.8%	82.9%	88.0%

Average vessels - Active fleet	43	42	41	33	32
Utilization - Active fleet	83.3%	83.3%	80.8%	83.6%	90.7%

Average day rates	$9,498	$9,781	$9,490	$8,160	$8,217

Vessels commencing drydocks	5	5	7	2	2

Deferred drydocking and survey costs - beginning balance	$14,993	$14,980	$10,665	$8,994	$10,809
Cash paid for deferred drydocking and survey costs	1,930	2,345	6,362	3,855	327
Amortization of deferred drydocking and survey costs	(2,323)	(2,346)	(2,308)	(2,184)	(2,142)
Disposals, intersegment transfers and other	462	14	261	—	—
Deferred drydocking and survey costs - ending balance	$15,062	$14,993	$14,980	$10,665	$8,994

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

Europe/Mediterranean
Vessel revenues	$33,482	$39,702	$32,475	$23,919	$22,501

Vessel operating costs:
Crew costs	13,010	12,347	12,349	12,003	11,235
Repair and maintenance	3,067	1,652	2,414	2,106	3,562
Insurance	386	440	307	309	38
Fuel, lube and supplies	2,051	1,158	1,740	1,077	936
Other	1,762	2,170	2,468	2,026	1,919
Total vessel operating costs	20,276	17,767	19,278	17,521	17,690

Vessel operating margin ($)	13,206	21,935	13,197	6,398	4,811
Vessel operating margin (%)	39.4%	55.2%	40.6%	26.7%	21.4%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	27	26	27	28	28
Utilization - Total fleet	87.8%	95.2%	82.8%	77.8%	72.4%

Average vessels - Active fleet	27	26	25	24	23
Utilization - Active fleet	87.8%	95.2%	88.1%	91.3%	88.5%

Average day rates	$15,364	$17,436	$15,776	$12,124	$11,917

Vessels commencing drydocks	3	1	3	1	1

Deferred drydocking and survey costs - beginning balance	$8,588	$9,231	$6,425	$4,983	$5,571
Cash paid for deferred drydocking and survey costs	1,175	315	4,206	2,575	93
Amortization of deferred drydocking and survey costs	(1,523)	(1,244)	(1,400)	(1,133)	(1,096)
Disposals, intersegment transfers and other	1,326	286	—	—	415
Deferred drydocking and survey costs - ending balance	$9,566	$8,588	$9,231	$6,425	$4,983

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

West Africa
Vessel revenues	$60,194	$56,335	$47,422	$26,398	$23,183

Vessel operating costs:
Crew costs	17,855	19,317	16,010	8,329	7,690
Repair and maintenance	3,971	3,910	3,823	2,320	2,307
Insurance	664	539	396	357	115
Fuel, lube and supplies	4,113	4,150	3,165	1,950	2,136
Other	5,212	5,052	4,307	2,652	3,615
Total vessel operating costs	31,815	32,968	27,701	15,608	15,863

Vessel operating margin ($)	28,379	23,367	19,721	10,790	7,320
Vessel operating margin (%)	47.1%	41.5%	41.6%	40.9%	31.6%

West Africa - Select operating statistics
Average vessels - Total fleet	75	76	67	52	52
Utilization - Total fleet	70.5%	69.9%	72.7%	63.5%	53.5%

Average vessels - Active fleet	65	67	59	42	39
Utilization - Active fleet	81.7%	79.4%	82.9%	79.1%	71.4%

Average day rates	$12,272	$11,467	$10,721	$8,834	$9,052

Vessels commencing drydocks	2	5	5	3	3

Deferred drydocking and survey costs - beginning balance	$11,545	$9,390	$8,308	$9,777	$9,987
Cash paid for deferred drydocking and survey costs	4,467	3,780	2,764	1,122	3,004
Amortization of deferred drydocking and survey costs	(1,909)	(1,943)	(2,210)	(2,591)	(3,214)
Disposals, intersegment transfers and other	76	318	528	—	—
Deferred drydocking and survey costs - ending balance	$14,179	$11,545	$9,390	$8,308	$9,777

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

Worldwide
Vessel revenues	$185,106	$190,247	$162,175	$103,876	$100,428

Vessel operating costs:
Crew costs	69,699	71,189	60,639	40,837	39,715
Repair and maintenance	14,774	13,544	13,477	9,461	11,502
Insurance	2,027	1,988	1,366	1,384	517
Fuel, lube and supplies	12,841	12,291	11,521	7,076	6,405
Other	16,155	14,025	13,254	9,753	13,048
Total vessel operating costs	115,496	113,037	100,257	68,511	71,187

Vessel operating margin ($)	69,610	77,210	61,918	35,365	29,241
Vessel operating margin (%)	37.6%	40.6%	38.2%	34.0%	29.1%

Worldwide - Select operating statistics
Average vessels - Total fleet	194	195	188	152	153
Utilization - Total fleet	76.5%	77.8%	75.5%	70.9%	67.4%

Average vessels - Active fleet	180	181	172	131	125
Utilization - Active fleet	82.5%	83.7%	82.5%	82.5%	82.4%

Average day rates	$13,554	$13,606	$12,544	$10,687	$10,583

Vessels commencing drydocks	14	15	20	11	11

Deferred drydocking and survey costs - beginning balance	$57,877	$53,661	$44,362	$40,734	$40,510
Cash paid for deferred drydocking and survey costs	12,117	12,820	18,451	12,612	9,894
Amortization of deferred drydocking and survey costs	(8,897)	(8,604)	(9,152)	(8,984)	(9,670)
Disposals, intersegment transfers and other	(17)	—	—	—	—
Deferred drydocking and survey costs - ending balance	$61,080	$57,877	$53,661	$44,362	$40,734

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

Net income (loss)	$10,182	$4,910	$(25,014)	$(12,271)	$(38,079)

Interest and other debt costs	4,339	4,391	4,284	4,175	3,417
Income tax (benefit) expense	1,697	6,352	6,619	5,218	(3,047)
Depreciation	20,983	22,252	22,614	17,673	18,618
Amortization of deferred drydock and survey costs	8,898	8,604	9,152	8,984	9,670
EBITDA (A), (B), (C)	46,099	46,509	17,655	23,779	(9,421)

Long-lived asset impairment (credit) and other	—	1,214	—	(500)	13,476
Affiliate credit loss impairment expense	—	—	—	—	1,400
Loss on early extinguishment of debt	—	—	—	—	11,100
Loss on warrants	—	—	14,175	—	—
Gain on bargain purchase	—	—	—	(1,300)	—
One-time acquisition, restructuring and integration related costs	5,150	4,332	7,314	2,305	221
Adjusted EBITDA (A), (B), (C)	$51,249	$52,055	$39,144	$24,284	$16,776

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, loss on early extinguishment of debt, loss on warrants, gain on bargain purchase and acquisition, restructuring and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2022, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $2,028, $1,923, $1,963, $1,458, and $1,439 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2022, and for each of the prior four quarters includes foreign exchange gain (losses) of $2,105, $(3,997), $(1,881), $946, and $582 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021

Net cash provided by (used in) operating activities (A)	$45,340	$28,113	$(21,603)	$(11,624)	$6,938

Cash interest expense	7,575	353	7,626	—	3,664
Interest income and other	(981)	(581)	(349)	(2,186)	(1,426)
Additions to property and equipment	(4,929)	(6,328)	(4,151)	(1,229)	(6,368)
Acquisitions	—	8,785	(28,486)	(1,039)	—
Expansion capital	1,240	(8,441)	28,678	1,207	2,302
Free cash flow before proceeds from asset sales	48,245	21,901	(18,285)	(14,871)	5,110

Proceeds from asset sales	5,093	312	3,535	4,628	54

Free cash flow	$53,338	$22,213	$(14,750)	$(10,243)	$5,164

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A):  Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$16,018	$1,913	$(27,697)	$(13,401)	$265
Cash paid for deferred drydock and survey costs	(12,117)	(12,820)	(18,451)	(12,612)	(9,894)
Total sources (uses) of cash for changes in assets and liabilities	$3,901	$(10,907)	$(46,148)	$(26,013)	$(9,629)

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.